EXHIBIT 10.1

AMENDMENT NO. 6 TO THE SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT BETWEEN

STEPHEN G. BERMAN AND JAKKS PACIFIC, INC.

THIS AMENDMENT NO. 6 TO THE SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this "Amendment") is entered into as of September 27, 2021 (the “Effective Date"), by and between Stephen G. Berman ("Berman" or "Executive") and JAKKS Pacific, Inc., a Delaware Corporation (the "Company"). The Company and Executive are sometimes referred to herein, each a "Party" and, collectively, the "Parties."

W I T N E S SE TH:

WHEREAS, Executive is currently employed by the Company pursuant to that certain Second Amended and Restated Employment Agreement, dated November 11, 2010 (the "2010 Amended and Restated Employment Agreement"), between Executive and the Company, as modified by the October 20, 2011 letter amendment (the "2011 Amendment"), and as amended by Amendment Number One, dated September 12, 2012 (the "2012 Amendment"), Amendment Number Two, dated June 7, 2016 (the "2016 Amendment"), Amendment Number Three, dated August 9, 2019 (the "August 2019 Amendment"), Amendment Number Four, dated November 18, 2019 (the "November 2019 Amendment"); and Amendment Number Five, dated February 18, 2021 (the "February 2021 Amendment"); (the 2010 Amended and Restated Employment Agreement, together with and as amended by the 2011 Amendment, the 2012 Amendment, the 2016 Amendment, the August 2019 Amendment, the November 2019 Amendment and the February 2021 Amendment, the "Amended Employment Agreement"); and

WHEREAS, the Amended Employment Agreement contemplates the periodic grant of shares of Restricted Stock to Executive, certain of which grants have been made and such shares of Restricted Stock are currently outstanding, subject to vesting conditions, and the Parties wish to change all of such Restricted Stock awards to awards of Restricted Stock Units, under the same terms and conditions as the Restricted Stock awards; and

WHEREAS the Parties desire to further amend the terms of the Amended Employment Agreement on the terms and subject to the conditions set forth in this Amendment No. 6 (the Amended Employment Agreement, as amended by this Amendment No. 6, referred to as the "Employment Agreement").

NOW THEREFORE, in consideration of the premises and the mutual covenants and obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, pursuant to Section 21 of the 2010 Amended and Restated Employment Agreement and subject to the terms and conditions set forth herein, agree as follows:

1.         Definitions. All references in the Amended Employment Agreement to "this Agreement" shall be deemed to refer to the Employment Agreement (including as amended by this Amendment). Capitalized terms not defined herein shall have the meanings set forth for such terms in the Amended Employment Agreement.

2.         Amendments. The Parties hereby agree that, effective upon the Effective Date, the Amended Employment Agreement shall be deemed amended as follows:

(a)         All references in the Amended Employment Agreement to currently outstanding “Restricted Stock” and/or “Restricted Stock Awards” are hereby modified to refer to “Restricted Stock Units” and/or “Restricted Stock Unit Awards”.

(b)         The term “Annual Restricted Stock Grant” as used in the Amended Employment Agreement shall, with respect to the fiscal years commencing January 1, 2022, January 1, 2023 and January 1, 2024, are hereby modified to refer to “Annual Restricted Stock Unit Grant”.

(c)         The Parties agree that the Amended Employment Agreement is modified to include such other changes as shall be necessary to carry out the intent of the Parties as expressed above to replace all (i) issued and outstanding shares of Restricted Stock granted to Executive pursuant to the terms of the Amended Employment Agreement, and (ii) future grants of Restricted Stock referred to in the Amended Employment Agreement (the “Future Grants”) with grants of Restricted Stock Units, and the Parties agree to execute such further agreements and documents to implement such changes.

(d)         Exhibit A to the 2010 Amended and Restated Employment Agreement is, with respect to the Future Grants, hereby deleted and replaced in its entirety by Exhibit A attached hereto.

3.         Ratification; Effect of Amendment. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations, covenants or rights contained in the Amended Employment Agreement, all of which are ratified and confirmed in all respects by the Parties and shall continue in full force and effect. Each reference to the Employment Agreement or Amended Employment Agreement hereafter made in any document, agreement, instrument, notice or communication shall mean and be a reference to the Employment Agreement, as amended and modified hereby.

4.         Miscellaneous.

(a)         This Amendment shall be governed and construed as to its validity, interpretation, and effect by the laws of the State of California, without reference to its conflicts of laws provisions.

(b)         The Section captions herein are for convenience of reference only, do not constitute part of this Amendment and shall not be deemed to limit or otherwise affect any of the provisions hereof.

(c)         Each party hereto acknowledges that it has had an opportunity to consult with counsel and has participated in the preparation of this Amendment. No party hereto is entitled to any presumption with respect to the interpretation of any provision hereof or the resolution of any alleged ambiguity herein based on any claim that the other party hereto drafted or controlled the drafting of this Amendment.

(d)         This Amendment and the documents referenced herein, constitute the entire agreement among the Parties with respect to this amendment of the Amended Employment Agreement and supersede all prior agreements, negotiations, drafts, and understandings among the Parties with respect to such subject matter. This Amendment can only be changed or modified pursuant to a written instrument referring explicitly hereto, and duly executed by each of the Parties.

(e)         This Amendment may be executed and delivered (by facsimile or PDF signature) in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the day and year first written above.

THE COMPANY:

JAKKS PACIFIC, INC.

By:

Name:  John Kimble

Title: EVP-CFO

EXECUTIVE:

Name: Stephen G. Berman

EXHIBIT A

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